Exhibit 13.B

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Grandview Gold Inc. (the "Company") on Form 20-F for the year ended May 31, 2008, I, Ernest Cleave, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

 The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2008
/s/ Ernest Cleave
Ernest Cleave
Chief Financial Officer